Notes Payable, net (Details) - Schedule of principal amounts due on the Company’s outstanding debt $ in Thousands	12 Months Ended
Dec. 31, 2020 USD ($)
Schedule of principal amounts due on the Company’s outstanding debt [Abstract]
2021	$ 1,307
2022	14,573
2023	10,000
2024	5,000
2025	32,461
Thereafter
Total minimum principal payments	$ 63,341